UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2006

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas	1-3368	44-0236370
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01                Other Events.

On June 13, 2006, The Empire District Electric Company issued a press release announcing it will be a co-owner of Iatan 2, a high efficiency, coal-fired power plant located in Platte County, Missouri. Empire will own 12 percent, or approximately 100 megawatts, of the proposed 850-megawatt plant. Other co-owners include: Kansas City Power & Light Company, a subsidiary of Great Plains Energy, with 54.71 percent, Aquila, Inc. with 18 percent; Missouri Joint Municipal Electric Utility Commission with 11.76 percent; and Kansas Electric Power Cooperative with 3.53 percent. Filed herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                                              Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release, dated June 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Ronald F. Gatz
	Name:	Ronald F. Gatz
	Title:	Vice President and Chief Operating Officer - Gas

Dated: June 13, 2006

Exhibit Index

Exhibit
Number	Description
99.1	Press Release, dated June 13, 2006.